MFS(R) GOVERNMENT MONEY MARKET FUND

     Supplement to the Statement of Additional Information (the SAI) Part II

Effective immediately, "Exchanges Among MFS Funds" in Section X (Shareholder Services), is hereby restated as follows:

X        SHAREHOLDER SERVICES

         Exchange Privilege

         Exchanges Among MFS Funds (excluding exchanges from MFS money market funds) - No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).

                  The date of this Supplement is April 1, 2003.

       El presente suplemento tambien se encuentran disponibles en espanol. Solicite ejemplares a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancies entre las versiones en ingles y en espanol, se considerara valida la version en ingles.